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                                                                    July 1, 2002
 FUND PROFILE
T. ROWE PRICE
Summit Funds -
Taxable Income

 A money market fund and a government mortgage fund for investors seeking income.
This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO
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FUND PROFILE
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 What is each fund's objective?

   Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

   GNMA Fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.


 What is each fund's principal investment strategy?

   Cash Reserves Fund is a money market fund managed to provide a stable share price of $1.00 that invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. All securities held by the fund will mature in 13 months or less. The fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   GNMA Fund We will invest at least 80% of net assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are guaranteed by either the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. GNMAs generally offer higher yields than Treasuries of similar maturity, for reasons explained in the next section. The GNMA guarantee does not apply to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.

   Up to 20% of net assets can be invested in other types of high-quality securities (AAA or AA), which are not guaranteed by the U.S. government, such as privately issued mortgage securities and corporate bonds. The fund may also purchase derivatives. The fund's effective maturity generally will vary between three and 12 years and will be influenced by principal prepayments of GNMA and other mortgage-backed securities.
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FUND PROFILE
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   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates are expected to fall, the manager may purchase mortgage securities expected to have below-average prepayment rates and may also purchase Treasury notes or bonds, which may appreciate in that environment.

 Table 1  Differences Among Funds
                                  Credit-Quality                    Expected Share      Expected Average
  Fund                            Categories              Income    Price Fluctuation   Maturity
  Cash Reserves                   Two highest short       Lowest    Stable              90 days or less
                                  term
                                 -------------------------------------------------------------------------
  GNMA                            Two highest             Highest   Higher              3 to 12 years
 --------------------------------------------------------------------------------------------------------------



   Each fund may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher-yielding securities or different sectors.

   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the funds?

   Cash Reserves Fund
   Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   GNMA Fund
  . Interest rate risk Investors should be concerned primarily with this risk.
   An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the
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FUND PROFILE
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   longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall.

  . Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   The fund's exposure to credit risk is low since it invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government. The remaining 20% of assets are high quality but not necessarily government backed.

  . The fund may continue to hold a security that has been downgraded after purchase.

  . Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Derivatives risk Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only
   (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund's share price will also fluctuate; when you sell your shares, you may lose money. An investment in the funds is not a
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FUND PROFILE
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   deposit of a bank and is not insured or guaranteed by the Federal Deposit
   Insur

   ance Corporation or any other government agency.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. These funds may be appropriate for you if you seek higher yields for the fixed-income portion of your portfolio and can meet the funds' $25,000 initial purchase requirement. Use the table entitled Differences Among Funds, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for you if the stability and accessibility of your investment are more important than the opportunity for higher income or total return. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider the GNMA Fund.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The funds should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.
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
                    Calendar Year Total Returns
      Fund              "94"   "95"   "96"   "97"  "98"   "99"  "00"   "01"
 ------------------------------------------------------------------------------
  Cash Reserves   4.02   5.71   5.17  5.34  5.33   4.94   6.16   4.10
  GNMA             -2.25  17.76  3.36  9.77  6.97  -0.26  11.27  7.65
 ------------------------------------------------------------------------------

 Cash Reserves    Quarter ended    Total return
  Best quarter      12/31/00           1.58%
  Worst quarter    12/31/01           0.64%

 GNMA             Quarter ended    Total return
  Best quarter       3/31/95           5.36%
  Worst quarter      3/31/96          -1.96%



 Table 2  Average Annual Total Returns
                                        Periods ended 06/30/02
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Cash Reserves Fund     2.41%    4.82%          4.85%             10/29/93
  Lipper Money Market
  Funds Average          1.76     4.35           4.50*
  GNMA Fund
  Returns before taxes   8.66%    7.20%          6.78%             10/29/93
  Returns after taxes
  on distributions       6.47     4.61           4.12
  Returns after taxes
  on distributions and
  sale of fund shares    5.26     4.46           4.07
  Salomon GNMA Index     8.65     7.57           7.25*
  Lipper GNMA Funds      8.06     6.69           6.34*
  Average
 ------------------------------------------------------------------------------


 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 Money funds are not required to show after-tax returns.

 The money fund's $1.00 share price is not guaranteed.

 /*/Since 10/31/93.
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 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   Each T. Rowe Price Summit Fund has a fee covering investment management and ordinary, recurring operating expenses (other than fees and expenses for the funds' independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

 Table 3  Fees and Expenses of the Funds*
                                                    Annual fund operating expenses
                                             (expenses that are deducted from fund assets)
                                                                           Total annual fund
  Fund                                   Management fee   Other expenses  operating expenses
 ----------------------------------------

  Cash Reserves                               0.45%           0.00%              0.45%
                                         ------------------------------------------------------
  GNMA                                        0.60            0.00               0.60
 ---------------------------------------------------------------------------------------------------


 *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

     Fund           1 year  3 years  5 years  10 years
    ---------------------------------------------------------
     Cash Reserves   $46     $144     $252      $567
                    ------------------------------------
     GNMA             61      192      335       750
    ---------------------------------------------------------




 Who manages each fund?

   The funds are managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

  . Cash Reserves Fund James M. McDonald manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1976 as a financial statistician and has been managing investments since 1979.
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FUND PROFILE
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  . GNMA Fund Connice A. Bavely manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. She joined T. Rowe Price as a senior portfolio manager in 1998. Prior to joining T. Rowe Price, Ms. Bavely was a partner and senior portfolio manager at Atlantic Asset Management Partners, LLC, for six years.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information. Also note that this profile may include funds not available through your plan.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $25,000. The minimum subsequent investment is $1,000 ($100 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   Each fund distributes income monthly and net capital gains, if any, at year-end . Normally there are no capital gain distributions for money market funds . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; . brokerage services; and . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS C09-035
 T. Rowe Price Investment Services, Inc., Distributor.